UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

nCoat, Inc.
(Exact name of registrant as specified in its charter)

Date of Report (Date of earliest event reported): January 23, 2008

Delaware	333-121660	98-0375406
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7237 Pace Drive
P.O. Box 38
Whitsett, NC 27377
(Address of principal executive offices)

Registrant's telephone number, including area code (336) 447-2000

 (Former name and address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Series A Amendment and Interest Shares Agreement

nCoat, Inc. (the “Company”), entered into a Series A Amendment and Interest Shares Agreement dated as of January 7, 2008 (the “Series A Amendment Agreement”), with Scott Lyman;Edward Bugniazet III;Capital Ventures International;Enable Growth Partners LP;Enable Opportunity Partners LP;and Pierce Diversified Strategy Master Fund, LLC ena, (collectively, the “Series A Noteholders”) who together are the holders of 75% of the Company’s Series A 6% Convertible Notes (the “Series A Notes”).  The Company received the final signatures on the Series A Amendment Agreement on January 23, 2008.

Pursuant to the terms of the Series A Amendment Agreement, the Company and the Series A Noteholders agreed to amend the Series A Notes by adding the following Section (2)(a) to Section (2) of the Series B Notes:

" (a)      Solely with respect to the interest to be paid on January 1, 2008, the following terms and conditions shall apply:

(i)             The Company shall pay the interest due on January 1, 2008, by issuing Interest Shares (the "January 2008 Interest Shares").

(ii)            The January 2008 Interest Shares to be issued will be “restricted securities” as defined in Rule 144 under the Securities Act of 1933, as amended.

(iii)           On or after February 15, 2008, the Company will cause its counsel to issue legal opinions relating to the sale of the January 2008 Interest Shares pursuant to Rule 144, upon (A) the request of the Holder, and (B) receipt by the Company or its counsel of the usual and customary paperwork (including representation letters, broker representations, and Form 144) relating to sales under Rule 144.  The Holder and the Company acknowledge and agree that counsel for the Company cannot issue opinions under Rule 144 prior to February 15, 2008, because such date is the effective date of amendments to Rule 144 which will shorten the holding period of restricted securities.

(iv)           The issuance price of the January 2008 Interest Shares will be 90% of the 5-day Weighted Average Price of the Common Stock ending on December 31, 2007.

(v)            With respect to the January 1, 2008, interest payment, no other conditions (including but not limited to those set forth above in Section (2)) shall be applicable."

Additionally, the Series A Noteholders agreed that the payment by the Company of the interest due on January 1, 2008, pursuant to the terms of the Series A Amendment would not constitute a Trigger Event under the Note, and that by entering into the Series A Amendment, the Series A Noteholders were waiving any right to claim a Trigger Event with respect to the January 1, 2008, interest payment.

The foregoing description of the Series A Amendment Agreement is not complete and is qualified in its entirety by reference to the Series A Amendment Agreement, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Series B Amendment and Interest Shares Agreement

Additionally, the Company entered into a Series B Amendment and Interest Shares Agreement dated as of January 7, 2008 (the “Series B Amendment Agreement”), with GGR II, LLC; Knight Capital Group; Avendale Equity LLC; Thomas Joyce; and Gregory Voetsch (collectively, the “Series B Noteholders”) who together are the holders of 75% of the Company’s Series B 6% Convertible Notes (the “Series B Notes”).  The Company received the final signatures on the Series B Amendment Agreement on January 28, 2008.

Pursuant to the terms of the Series B Amendment Agreement, the Company and the Series B Noteholders agreed to amend the Series B Notes by adding the following Section (2)(a) to Section (2) of the Series B Notes:

"(a)       Solely with respect to the interest to be paid on January 1, 2008, the following terms and conditions shall apply:

(i)            The Company shall pay the interest due on January 1, 2008, by issuing Interest Shares (the "January 2008 Interest Shares").

(ii)            The January 2008 Interest Shares to be issued will be “restricted securities” as defined in Rule 144 under the Securities Act of 1933, as amended.

(iii)           On or after February 15, 2008, the Company will cause its counsel to issue legal opinions relating to the sale of the January 2008 Interest Shares pursuant to Rule 144, upon (A) the request of the Holder, and (B) receipt by the Company or its counsel of the usual and customary paperwork (including representation letters, broker representations, and Form 144) relating to sales under Rule 144.  The Holder and the Company acknowledge and agree that counsel for the Company cannot issue opinions under Rule 144 prior to February 15, 2008, because such date is the effective date of amendments to Rule 144 which will shorten the holding period of restricted securities.

(iv)           The issuance price of the January 2008 Interest Shares will be 90% of the 5-day Weighted Average Price of the Common Stock ending on December 31, 2007.

(v)            With respect to the January 1, 2008, interest payment, no other conditions (including but not limited to those set forth above in Section (2)) shall be applicable."

Additionally, the Series B Noteholders agreed that the payment by the Company of the interest due on January 1, 2008, pursuant to the terms of the Series B Amendment would not constitute a Trigger Event under the Note, and that by entering into the Series B Amendment, the Series B Noteholders were waiving any right to claim a Trigger Event with respect to the January 1, 2008, interest payment.

The foregoing description of the Series B Amendment Agreement is not complete and is qualified in its entirety by reference to the Series B Amendment Agreement, a copy of which is filed herewith as Exhibit 99.2and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

99.1	Form of Series A Amendment and Interest Shares Agreement, dated as of January 7, 2008.
99.2	Form of Series B Amendment and Interest Shares Agreement, dated as of January 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2008	nCoat, Inc.

By: /s/ Paul S. Clayson
Name: Paul S. Clayson
Title: Chief Executive Officer